UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

(Address of principal executive offices)

                      (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Encompass Fund

Semi-Annual Report

November 30, 2006

January 15, 2007

Semi-Annual Letter

Dear Fellow Shareholders:

We are very pleased to welcome you, either as an investor in Encompass Fund or as an interested reader about the Fund. To recap, the Fund opened on June 30, 2006. The Fund is on a fiscal year ending May 31, so this serves as our semi-annual report for the period ended November 30, 2006 (actual Fund operations of five months).

We utilize a value-style methodology in our analysis and research of potential Fund investments with a long-term capital appreciation objective. We consider ourselves contrarians, believing that the best investment opportunities are often present when "the majority consensus" doesn't believe in a company or industry. In addition, we review and analyze many companies that Wall Street chooses to ignore or pay little attention to because we see value or an opportunity for a company turn-around. Multi-industry companies many times have those types of attributes, and that is one reason we invested in the company previously named Cendant.  Last July it completed its reorganization by splitting into three separate corporations (Avis, Realogy and Wyndham). Realogy (Century 21, Coldwell Banker, etc.) just recently received an all cash buyout proposal from a private equity firm for $30 per share, a premium of 18% to the closing price before the offer, which demonstrates the unlocked value in some of these multi-industry companies. One other company the Fund owns (Tyco International) also anticipates splitting into three separate business units in the first quarter of 2007 and we believe this will also increase its overall value.

While we are enthused by the opportunity we have had in launching the Encompass Fund mid-year 2006, the market has been difficult for some of our favored sectors. Although we continue to believe that the industrial metals, precious metals, commodities, oil and gas, and health care companies we like will outperform the equities markets over the next few years, these sectors did not perform well during the second half of 2006 and as a result the Fund's net asset value (NAV) on November 30th was $9.62, down 3.80% since inception.

From time to time we will remind our shareholders that we are long-term investors and that short-term performance is merely a snapshot of how the Fund performed during a very short period of time. In fact, we have taken advantage of the lower prices of some of the stocks we own by adding to existing positions because we believe that these companies will perform well over the next several years.

The Fund had calendar year-end allocations of approximately 12% in health care, 10% in real estate investment trusts (REIT's), and 17% allocated to consumer-related companies like hotels, housing, and media/entertainment. We think that our style of developing investment themes and then finding the companies that we believe are likely to benefit from the themes will serve our shareholders well over most time periods. Let us look at two of these themes.

2006 Semi-Annual Report 1

Energy Sector

Energy prices have declined recently, largely due to the unseasonably warm weather in the Northeast and Midwestern US. This in turn has reduced considerably the demand for heating oil and natural gas so far this winter. Making investment decisions based on current weather conditions will never seem very prudent to us because our investment style is not based on short-term trading models. Nonetheless, we acknowledge that our long-term thesis favoring energy-related companies could be out of favor for a period of time. Our investment analysis and decisions in this sector are based on our conclusions about global supply and demand. We expect energy consumption to remain robust as a number of economies around the world continue to expand and grow; especially China and India.

On the other hand, we see supply being affected in a number of ways. Some of the richest oil fields in the world are past their prime in their production capabilities and new sources of energy are far more difficult to bring into production. Companies seeking new supplies of oil or gas are being forced to explore in ever more esoteric, dangerous, politically volatile, expensive and risky areas of the world. Instead of the North Sea, Saudi Arabia, the Gulf Coast and Canada, many companies now have to spend billions of dollars drilling in unfriendly and politically volatile environments like Iran, Venezuela, Nigeria and Siberia. Furthermore, the costs associated with discovery, development, and delivery of oil and gas are accelerating in most cases. For these reasons, our investment strategy remains bullish on energy as long as the economies around the world continue to consume oil and gas for industrial, manufacturing, and consumer purposes over the next 2-5 years.

The Encompass Fund is invested in the energy sector in a number of ways:  oil, gas, Canadian energy trusts, uranium companies and coal companies. Some of these companies are exploration and development companies, while others are energy service companies. Some companies have operations in the US and Canada, while others operate all over the globe.

Precious and Base Metals Sectors

Part of our investment premise and strategy for investing in many of the base or industrial metals like nickel, zinc and copper is similar to our energy thesis:  the imbalance between supply and demand. Based on the global growth of many emerging countries in Latin America, such as Brazil and Argentina, along with India, China, Turkey and other smaller Southeast Asian countries, we believe the demand for these commodities will likely continue. As with oil and gas, it takes longer and costs more to bring a metal deposit into production. Exacerbating the situation is the fact that commodity prices were so low for most of the 1990's that capital for exploration and new production was seriously constrained, and there was little exploration or new production. Many skilled people left the industries, and new people were not being hired and trained.

Our investment interest in gold, silver and other precious metals has been based on finding smaller or junior companies that have experienced management with strong explo-

2006 Semi-Annual Report 2

ration and development backgrounds and are then able to partner with, or sell out to, major mining companies. We look for companies that are exploring in new and unproven areas as well as those companies that have acquired properties in previously proven and developed mining districts. The opportunity is to invest in the earlier stages of these junior mining companies before they become mature mining operations, and are then able to partner with or sell out to major mining companies.

Dividend Declared

The Fund declared an income dividend on December 22, 2006 of $0.0323 per share. The ex-dividend and payment dates were December 26, 2006. Dividend reinvestment was at $9.33, the NAV on the payment date. While the primary objective of the Fund is capital appreciation and income is a secondary objective, the Fund generated more income than expenses during its initial six months. This was primarily due to the Fund owning shares in various REIT's, Canadian energy income trusts, and a preferred stock.

The Fund's expenses are 1.45% of the average daily net assets of the Fund, consisting of a management fee of 1.00% and a service fee of 0.45%, both of which are paid to the Fund's management company, Brick Asset Management (the "Adviser").  In return, the Adviser pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses.

While we are very pleased with our progress as a Fund in 2006, we remain focused on our shareholders' needs and the long-term performance of the Fund's assets in 2007 and beyond. Please visit the Fund's website, www.encompassfund.com for additional information.

With best regards,

Malcolm H. Gissen,

Marshall G. Berol,

Portfolio Manager

            Portfolio Manager

This commentary contains the current opinions of the authors as of the date indicated above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer for sale of any particular security, strategy or investment product. The information is not a complete analysis of every aspect of any market, country, industry or security of the Fund. Although historical performance is no guarantee of future results, these insights may help shareholders of the Fund understand our investment management philosophy.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies. The Fund may also invest in foreign securities, which will involve greater volatility and economic, political and currency risks, as well as different accounting methods.

2006 Semi-Annual Report 3

Encompass Fund

*Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

November 30, 2006 NAV $9.62

TOTAL RATE OF RETURN (%) FOR PERIOD ENDED NOVEMBER 30, 2006.

     Since

  Inception(A)

Encompass Fund

                 -3.80%

Dow Jones Wilshire 5000 Index (B)

                            10.69%

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass  Fund was June 30, 2006.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2006 Semi-Annual Report 4

Availability of Quarterly Schedule of Investments  (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example  (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 30, 2006 and held through November 30, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                           Expenses Paid

                                                        Beginning                    Ending                     During the Period*

                                                     Account Value           Account Value               June 30, 2006 to

                                         June 30, 2006        November 30, 2006           November 30, 2006

Actual                                   $1,000.00                   $962.00                             $6.00*

Hypothetical**                       $1,000.00                 $1,017.80                             $7.33

(5% annual return

before expenses)

*

Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the partial year period).

**

The hypothetical example is calculated assuming that the Fund had been in operation for the full six month period from June 1, 2006 to November 30, 2006.  As a result, expenses shown in this row are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2006 Semi-Annual Report  5

Encompass Fund

	Schedule of Investments
	November 30, 2006 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Automotive/Truck Retals
1,400	Avis Budget Group, Inc.	$ 28,644	3.26%

Bituminous Coal & Lignite Surface Mining
675	Peabody Energy Corp.	31,057	3.54%

Copper Mining & Processing
16,000	Northern Orion Resources Inc. *	63,840	7.27%

Crude Petroleum & Natural Gas
700	Double Eagle Petroleum Co. *	17,850
1,500	Talisman Energy Inc.	25,230
		43,080	4.91%

Drug Delivery Systems
7,500	Delcath Systems Inc. *	22,125
7,500	DepoMed Inc. *	25,350
		47,475	5.41%

Electronic Components
1,050	Tyco International Ltd.	31,804	3.62%

Generic Drugs
750	Teva Pharmaceutical Industries Ltd. **	24,045	2.74%

Industrial Metals & Minerals
10,000	Canadian Royalties Inc. *	20,152
16,500	Goldbrook Ventures *	4,048
		24,200	2.76%

Lodging Operations
1,000	Wyndham Worldwide Corp.	31,740	3.62%

Oil & Gas Royalty Trusts
1,500	Advantage Energy Income Fund	18,930
2,030	Canetic Resources Trust	30,146
325	Vermilion Energy Trust	9,485
		58,561	6.67%

Precious Metals Mining & Processing
16,000	Claude Resources Inc. *	22,400
20,000	Exeter Resource Corp. *	53,000
2,000	Fronteer Development Group Inc. *	17,760
16,000	Nevada Pacific Gold Ltd. *	15,982
2,000	Seabridge Gold Inc. *	29,800
		138,942	15.83%

Real Estate Investment Trusts
1,400	Ashford Hospitality Trust Inc.	18,368
500	Lexington Corporate Properties Trust	11,050
6,500	Monmouth Capital Corp.	33,605
1,750	Prime Group Realty - Pfd. B	31,850
		94,873	10.81%

Real Estate Services
900	Realogy Corp. *	23,481	2.68%

Security Brokers, Dealers & Flotation Companies
1,500	TD AMERITRADE Holding Corporation *	26,340	3.00%

Silver Mining and Processing
2,700	Endeavor Silver Corp. *	12,042
3,000	Silver Wheaton Corp. *	35,250
		47,292	5.39%

Specialty & Exptic Materials
800	Cameco Corp.	30,416	3.47%

Total for Common Stock (Cost - $732,769)		745,790	84.98%

Cash Equivalents
31,976	Huntington Bank Money Market Fund IV 4.47% ***	158,922	18.11%
	(Cost - $158,922)

	Total Investments	904,712	103.09%
	(Cost - $891,691)

	Liabilities in excess of Other Assets	(27,125)	-3.09%

	Net Assets	$ 877,587	100.00%

*Non-Income Producing Securities.          **ADR - American Depository Receipt.

*** Variable rate security; the rate shown

was the rate at November 30, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  6

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2006

Assets:
Investment Securities at Market Value	$ 904,712
(Identified Cost - $891,691)
Receivables:
Receivables for Fund Shares Sold	25,121
Dividends and Interest	2,180
Total Assets	932,013
Liabilities
Administrative Fees Payable	612
Management Fees Payable	1,360
Payable for Securities Purchased	52,454
Total Liabilities	54,426
Net Assets	$ 877,587
Net Assets Consist of:
Paid In Capital	$ 862,100
Accumulated Undistributed Net Investment Income	2,466
Realized Gain (Loss) on Investments - Net	-
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	13,021
Net Assets, for 91,186 Shares Outstanding	$ 877,587
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($877,587/91,186 shares)	$ 9.62

Statement of Operations (Unaudited)
For the period June 30, 2006* through November 30, 2006

Investment Income:
Dividends	$ 2,937
Interest	1,501
Total Investment Income	4,438
Expenses:
Administrative Fees	612
Management Fees (Note 3)	1,360
Total Expenses	1,972

Net Investment Income	2,466

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	-
Net Change In Unrealized Appreciation on Investments	13,021
Net Realized and Unrealized Gain (Loss) on Investments	13,021

Net Increase in Net Assets Resulting from Operations	$ 15,487

* Commencement of investment operations.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  7

Encompass Fund

Statement of Changes in Net Assets	(Unaudited)
	6/30/2006*
	to
	11/30/2006
From Operations:
Net Investment Income	$ 2,466
Net Realized Gain (Loss) on Investments	-
Net Change In Unrealized Appreciation	13,021
Increase in Net Assets Resulting from Operations	15,487

Distributions to Shareholders	-

Capital Share Transactions:
Proceeds From Sale of Shares	762,100
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	-
Net Increase from Shareholder Activity	762,100

Net Increase in Net Assets	777,587

Net Assets at Beginning of Period	100,000
Net Assets at End of Period	$ 877,587

Share Transactions:
Issued	81,186
Reinvested	-
Redeemed	-
Net increase in shares	81,186
Shares outstanding beginning of period	10,000
Shares outstanding end of period	91,186

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding throughout the period:	6/30/2006*
	to
	11/30/2006
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Income ***	0.07
Net Gains or Losses on Securities
(realized and unrealized)	(0.45)
Total from Investment Operations	(0.38)

Less Distributions	0.00
Net Asset Value -
End of Period	$ 9.62
Total Return ****	(3.80)%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	878
Ratio of Expenses to Average Net Assets	1.45%	**
Ratio of Net Income to Average Net Assets	1.82%	**
Portfolio Turnover Rate	0.00%

* Commencement of investment operations.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  8

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

November 30, 2006

(Unaudited)

1.) ORGANIZATION

Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006.  The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each   individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

2006 Semi-Annual Report  9

Notes to the Financial Statements (Unaudited) - continued

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors.  The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment   companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, the positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

2006 Semi-Annual Report  10

Notes to the Financial Statements (Unaudited) - continued

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and     disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS

Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses and Rule 12b-1 expenses (of which none were authorized as of November 30, 2006).  For its services the Adviser receives an administration fee equal to 0.45% of the average daily net assets of the Fund.

For the period June 30, 2006 through November 30, 2006, the Adviser earned management fees totaling $1,360, of which $1,360 was still due to the Adviser at November 30, 2006.  For the same period the Adviser earned administrative fees of $612, of which $612 was still due to the Adviser at November 30, 2006.

A trustee and all but one of the officers of the Trust are shareholders and officers of the Adviser.  The other officer of the Trust is an employee of a company that may be deemed to be under common control with the Adviser.

4.) INVESTMENT TRANSACTIONS

For the period June 30, 2006 through November 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $732,769 and $0 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At November 30, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                 (Depreciation)

                         Net Appreciation (Depreciation)

    $47,031                        ($34,010)                                                 $13,021

For Federal income tax purposes, the cost of investments, including short-term investments, owned at November 30, 2006 was $891,691. There was no difference between book cost and tax cost.

5.) TAX MATTERS

The Fund did not pay a dividend distribution for the period June 30, 2006 through November 30, 2006.

6.) RELATED PARTY TRANSACTIONS

The Trustees who are not interested persons of the Fund received, in aggregate, $0 in Trustees fees from the Adviser through November 30, 2006.

2006 Semi-Annual Report 11

ADDITIONAL INFORMATION

(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On June 3, 2006 the Board of Trustees considered the approval of the Management Agreement.  In approving the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the prior investment performance of the Adviser’s management; (ii) the nature, extent and quality of the services expected to be provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

In the course of their deliberations, the Board met with the Adviser’s management to discuss the terms of the Management Agreement.  Management discussed their business history and investment management experience, as well their firm's investment philosophy and research process and that both the Fund and the Adviser were newly organized.  The Board also reviewed a description of the Adviser that included formation information, financial information and background and performance information.  The Adviser’s management discussed the Adviser's financial strength, revenue, expected expenses and expected revenue from the Fund. They represented to the Board that the Adviser has sufficient funds available to meet its obligations to the Fund. Because the Adviser is newly organized and does not manage any investment companies, the Board did not review a comparison of the performance of, and fees paid by, other investment companies managed by the Adviser.  Although the Adviser does not manage other separate accounts, it was noted that Malcolm H. Gissen & Associates (a registered investment advisory firm owned by the president of the Adviser) has tracked its performance since the year 2000 and has outperformed the S&P 500 in every year.

The Trustees also compared the proposed management fee and estimated expense ratio of the Fund with those of the funds in the Fund's peer group.  For comparison purposes, the Fund's peer group was defined as small-cap, mid-cap and large-cap value funds with assets between $7 million and $14 million.  This peer group consisted of 39 funds with management fees ranging from 0.45% to 1.35% and an average gross expense ratio of 1.72%.  It was noted that the Fund's management fee of 1.00% and the estimated total expense ratio of 1.45% was within the range of its peer group.

The Adviser’s management next discussed anticipated Fund expenses and expected revenue from the Fund.  They distributed materials projecting the Fund costs and estimating the asset and expense levels at which the relationship would be profitable to the Adviser.  The board considered revenue to the Adviser under the Services Agreement between the Adviser and the Fund.  The Adviser’s management agreed that as the Fund grew and realized economies of scale, they expected that the fee under the Services Agreement would be reduced.  Finally, the Adviser’s management acknowledged that as the assets in the Fund grew and the Fund began to realize economies of scale, they would consider adopting investment advisory fee breakpoints.

The Trustees then discussed each of the factors addressed above, reviewed the terms of the Management Agreement and were reminded by legal counsel of their fiduciary duties in approving the Agreement.  The Adviser’s management represented to the Board that the Adviser has adopted procedures reasonably designed to prevent violations of the Code of Ethics.

After the independent Trustees met in executive session, and based upon the information provided, it was the Board's consensus (including all of the independent Trustees) that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interest of the Fund's shareholders.

2006 Semi-Annual Report 12

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2006 Semi-Annual Report 13

Board of Trustees

Sol Coffino

Malcolm H. Gissen

John F. Runkel

William P. Twomey

Investment Adviser

Brick Asset Management, Inc.

Counsel

Thompson Hine LLP

Custodian

Huntington National Bank

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Encompass Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By : /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:               1/30/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:               1/30/07

By : /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:               1/30/07